For period ending February 28, 2013		Exhibit 77O
File number 811-6292		Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:	UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:		UBS Global Asset Management (Americas) Inc.
1. Issuer:		Splunk Inc.
2. Date of Purchase:	July 19, 2012	3. Date Offering Commenced:	July 19, 2012
4. Underwriter(s) form whom purchased:		Morgan Stanley & Co., Pacific Crest
5. “Affiliated Underwriter” managing or participating in syndicate:		UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:		560,000 shares (firmwide)
7. Aggregate principal amount or total number of shares of offering:		11,744,064 shares
8. Purchase price (net of fees and expenses):		$28.25
9. Initial public offering price:		$28.25
10. Commission, spread or profit:		$0.59325
11. Have the following conditions been satisfied?			Yes	No
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.	The securities purchased at a price not more than the price paid by each other purchaser in the offering.		X

d.	The underwriting was a firm commitment underwriting.		X

e.	The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.		X

f.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.		X

g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.	No Affiliated Underwriter benefited directly or indirectly from the purchase.		X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/Saverio Console	Date:	August 2, 2012
Print Name:	Saverio Console

For period ending February 28, 2013			Exhibit 77O
File number 811-6292			Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:	UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:		UBS Global Asset Management (Americas) Inc.
1. Issuer:		CHS/Community Health Systems 5.125% due 08/15/2018
2. Date of Purchase:	August 8, 2012	3. Date Offering Commenced:	August 8, 2012
4. Underwriter(s) form whom purchased:		Credit Suisse First Boston Corp.
5. “Affiliated Underwriter” managing or participating in syndicate:			UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:			$5,000,000 firmwide
7. Aggregate principal amount or total number of shares of offering:			$1,600,000,000.00
8. Purchase price (net of fees and expenses):		$100.00
9. Initial public offering price:		$100.00
10. Commission, spread or profit:		1.375%
11. Have the following conditions been satisfied?			Yes	No
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.	The securities purchased at a price not more than the price paid by each other purchaser in the offering.		X

d.	The underwriting was a firm commitment underwriting.		X

e.	The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.		X

f.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.		X

g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.	No Affiliated Underwriter benefited directly or indirectly from the purchase.		X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/Matthew A. Iannucci	Date:	August 13, 2012
Print Name:	Matthew A. Iannucci

For period ending February 28, 2013		Exhibit 77O
File number 811-6292		Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:	UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:		UBS Global Asset Management (Americas) Inc.
1. Issuer:		Tesoro Corp. 4.25% due 10/01/2017
2. Date of Purchase:	September 13, 2012	3. Date Offering Commenced:	September 13, 2012
4. Underwriter(s) form whom purchased:		Royal Bank of Scotland
5. “Affiliated Underwriter” managing or participating in syndicate:		UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:		$7,425,000 firmwide
7. Aggregate principal amount or total number of shares of offering:		$450,000,000.00
8. Purchase price (net of fees and expenses):		$100.00
9. Initial public offering price:		$100.00
10. Commission, spread or profit:		1.5%
11. Have the following conditions been satisfied?			Yes	No
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.	The securities purchased at a price not more than the price paid by each other purchaser in the offering.		X

d.	The underwriting was a firm commitment underwriting.		X

e.	The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.		X

f.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.		X

g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.	No Affiliated Underwriter benefited directly or indirectly from the purchase.		X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/Matthew A. Iannucci	Date:	September 18, 2012
Print Name:	Matthew A. Iannucci

For period ending February 28, 2013		Exhibit 77O
File number 811-6292		Exhibit 77Q1

FORM 10f-3
Rule 144A Securities

FUND:	UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:		UBS Global Asset Management (Americas) Inc.
1. Issuer:		Arch Coal Inc. 9.875% due 06/15/2019
2. Date of Purchase:	November 14, 2012	3. Date Offering Commenced:	November 14, 2012
4. Underwriter(s) form whom purchased:		Bank of America Securities
5. “Affiliated Underwriter” managing or participating in syndicate:		UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:		$4,796,700 firmwide
7. Aggregate principal amount or total number of shares of offering:		$359,752,500
8. Purchase price (net of fees and expenses):		$95.934
9. Initial public offering price:		$95.934
10. Commission, spread or profit:		1.985%
11. Have the following conditions been satisfied?			Yes	No
a.	The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.		X

b.	The securities are sold to persons believed to be “qualified institutional buyers” (“QIBs”).		X

c.	The securities are reasonably believed to be eligible for resale to other QIBs.		X

d.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.	The securities were purchased at a price not more than the price by each other purchaser in the offering or any concurrent offering.		X

f.	The underwriting was a firm commitment underwriting.		X

g.	The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.		X

h.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.		X

i.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.	No Affiliated Underwriter benefited directly or indirectly from the purchase.		X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/John Hwang	Date:	November 11, 2012
Print Name:	John Hwang

For period ending February 28, 2013		Exhibit 77O
File number 811-6292		Exhibit 77Q1

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:	UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser:		UBS Global Asset Management (Americas) Inc.
1. Issuer:		ServiceNow Inc.
2. Date of Purchase:	November 14, 2012	3. Date Offering Commenced:	November 14, 2012
4. Underwriter(s) form whom purchased:		Morgan Stanley & Co.
5. “Affiliated Underwriter” managing or participating in syndicate:		UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:		500,000 shares (firmwide)
7. Aggregate principal amount or total number of shares of offering:		16,100,000 shares
8. Purchase price (net of fees and expenses):		$28.000
9. Initial public offering price:		$28.000
10. Commission, spread or profit:		$0.672
11. Have the following conditions been satisfied?			Yes	No
a.
The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.
The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

c.	The securities purchased at a price not more than the price paid by each other purchaser in the offering.		X

d.	The underwriting was a firm commitment underwriting.		X

e.	The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.		X

f.	The issuer of the securities and any predecessor has been in continuous operation for not less than three years.		X

g.
The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.	No Affiliated Underwriter benefited directly or indirectly from the purchase.		X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, “Affiliated Underwriter” is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:	/s/Saverio Console	Date:	November 26, 2012
Print Name:	Saverio Console